Income taxes	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Income taxes

11. Income taxes

The provision for income taxes reflects an effective tax rate that differs from the combined federal and provincial statutory tax rate as follows:

	Year ended December 31
	2025	2024
Income (loss) before taxes	$47.0	$(265.1)
Combined statutory tax rate (1)	23.0%	23.0%
Computed income tax expense	$10.8	$(61.0)
Increase (decrease) resulting from:
Share-based compensation	0.5	0.5
Non-taxable loss on repurchase of senior unsecured notes	1.2	-
Non-taxable dividend income	(0.8)	-
Adjustments related to prior years	-	(0.9)
Other	0.1	(1.1)
Deferred income tax expense (recovery)	$11.8	$(62.5)

(1)
The tax rate represents the combined federal and provincial statutory tax rates for the Company and our subsidiaries for the years ended December 31, 2025 and December 31, 2024.

The net deferred income tax asset is comprised of the following:

	Balance January 1, 2025	Provision (Recovery) in Income	Balance December 31, 2025
Deferred tax liabilities (assets)
PP&E	$165.7	$(120.4)	$45.3
Leases	(1.7)	(2.8)	(4.5)
Risk Management	1.6	(0.9)	0.7
Decommissioning liability	(43.2)	18.6	(24.6)
Share-based compensation	(6.2)	0.2	(6.0)
Non-capital losses	(389.5)	117.1	(272.4)
Net deferred tax liability (asset)	$(273.3)	$11.8	$(261.5)

	Balance January 1, 2024	Provision (Recovery) in Income	Balance December 31, 2024
Deferred tax liabilities (assets)
PP&E	$247.9	$(82.2)	$165.7
Leases	(4.0)	2.3	(1.7)
Risk Management	2.7	(1.1)	1.6
Decommissioning liability	(39.7)	(3.5)	(43.2)
Share-based compensation	(7.4)	1.2	(6.2)
Non-capital losses	(410.3)	20.8	(389.5)
Net deferred tax liability (asset)	$(210.8)	$(62.5)	$(273.3)

As at December 31, 2025, Obsidian Energy had approximately $2.2 billion (2024 – $2.4 billion) in total tax pools, including non-capital losses of $1.2 billion (2024 - $1.7 billion). The non-capital losses are available for immediate deduction against future taxable income and expire in the years 2026 through 2041. The Company also had approximately $61.3 million of Federal Scientific Research and Experimental Development (SR&ED) credits which expire in the years 2029 through 2036.

Deferred income tax assets may only be recognized to the extent that it is probable that future taxable profits will be available against which unused tax losses and deductible temporary differences can be utilized. The Company expects to have sufficient taxable profits in future years in order to fully utilize the remaining deferred tax asset balance of $261.5 million at December 31, 2025.

At December 31, 2025, Obsidian Energy had realized and unrealized net capital losses of $839.0 million (2024 - $837.7 million). A deferred tax asset has not been recognized in respect of these losses as they may only be applied against future capital gains.

The Company has income tax filings that are subject to audit by taxation authorities, which may impact our deferred income tax position or amount. The Company does not anticipate adjustments arising from these audits and believes we have adequately provided for income taxes based on available information, however, adjustments that arise could be material.